SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 30, 2003
           -----------------------------------------------------------
                                (Date of Report)

                                   GENUS, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

California                         000-17139                   94-2790804
----------------------------      -----------              -------------------
(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                File Number)             Identification No.)


1139 Karlstad Drive
Sunnyvale, CA                                                    94089
---------------------------------------                    ----------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:          (408) 747-7120
                                                             --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

          EXHIBIT NO.       DESCRIPTION
          -----------       -----------

          Exhibit 99        Press Release issued by Genus, Inc. on July 28, 2003


Item 12.  Results of Operations and Financial Condition

     The information in this Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

     On July 28, 2003, Genus, Inc. issued a press release announcing financial results for its second fiscal quarter ended June 30, 2003 of its fiscal year 2003. The full text of the press release is attached as Exhibit 99 to this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 30, 2003                         GENUS, INC.


                                             By:  /s/ Shum Mukherjee
                                                  ------------------------------
                                                  Shum Mukherjee
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
-----------         -----------

Exhibit 99          Press Release issued by Genus, Inc. on July 28, 2003

                                                                      EXHIBIT 99

                    GENUS REPORTS SECOND QUARTER 2003 RESULTS

SUNNYVALE, CALIF. - JULY 28, 2003 - Genus, Inc. (Nasdaq: GGNS) today reported financial results for its second quarter and six months ended June 30, 2003. Senior management will conduct an investor conference call to discuss these results and the company's financial outlook in more detail at 8 a.m. pacific time tomorrow, Tuesday, July 29, 2003. Access information is provided below.

Net sales for the second quarter of 2003 were $14.7 million compared to net sales of $6.7 million for the same quarter of 2002, and up from $16.3 million for six months ended June 30, 2002 to $32.4 million for the six months ended June 30, 2003. The net loss for the second quarter 2003 was $1.4 million or ($0.05) per diluted share compared to net loss of $3.6 million or ($0.13) per share in the same quarter of 2002. The net loss for the six months ended June 30, 2003 was $950,000 or ($0.03) per diluted share compared to a net loss of $7.4 million or ($0.28) per share for the six months ended June 30, 2002.


"Atomic layer deposition (ALD) technology has now moved into volume production in the semiconductor and thin film head markets, resulting in a significant increase in revenues during the first half of this year. However, the semiconductor market is still in recession, with recovery now expected late 2003, early 2004," said Bill Elder, Genus' chairman and CEO. "We continue to push ALD migration with focus on the successful transition of our customers into volume production."


"Genus is well positioned globally with ALD customers in the semiconductor and data storage markets in the U.S., Asia and Europe, and we maintain our expectation that the worldwide demand for ALD products will increase in 2003 over the previous year." Elder concluded.
\
Gross margin as a percentage of revenues was 27 percent for the second quarter of 2003 compared to 23 percent for the same quarter of 2002, reflecting higher volumes and increased manufacturing efficiencies. Gross margin as a percentage of revenues was 31 percent for the six months ended June 30, 2003 compared to 23 percent for the six months ended June 30, 2002. Operating expenses, including research and development, sales and general and administrative expenses were $4.9 million in the second quarter of 2003, approximately $200,000 below the level recorded in the second quarter of 2002. Operating expenses, including research and development, sales and general and administrative expenses were $10.1 million for the six months ended June 30, 2003, approximately $500,000 below the level recorded for the six months ended June 30, 2002.

Genus ended the first quarter 2003 with cash and cash equivalents of $10.9 million compared to $12.5 million as of March 31, 2003. Cash net of short-term debt was $2.9 million on June 30, 2003, up $755,000 from the level of cash net of short-term debt on March 31, 2003.


                                    - more -

FINANCIAL GUIDANCE

Based on the continued slow recovery of the semiconductor capital equipment market and the uncertainty on the timing of the orders, Genus is revising its booking guidance to the $45 million to $60 million range. Full year revenue guidance is still in the $50 million to $60 million range.


CONFERENCE CALL INFORMATION

Genus plans to host an investor conference call on Tuesday, July 29, 2003, at 11:00 a.m. eastern time, featuring remarks by Bill Elder, chairman and CEO, and Shum Mukherjee, executive vice president finance and CFO, followed by a live question and answer session. The call will be accessible live by dialing 888-803-6692.

The conference call will also be broadcast live over the Internet at www.genus.com. A replay of the call will be available for 48 hours, beginning
-------------
two hours after the call, by dialing 800-642-1687 and entering access code 1882844. A webcast replay will be available at www.genus.com.
                                                -------------

ABOUT GENUS
Genus, Inc. manufactures critical deposition processing products for the global semiconductor industry and the data storage industry. To enable the production of intricate micro computer chips and electronic storage devices, Genus offers its STRATAGEM and LYNX series production-proven equipment for 200mm and 300mm semiconductor production, and offers thin film deposition products for chemical vapor deposition (CVD), atomic layer deposition (ALD), and pre-clean
capabilities.   Genus is at the forefront of market and technology developments in the ALD marketplace, which is gaining acceptance worldwide as a critical technology for sub 0.13-micron production of computer chips and electronic storage devices. Genus' customers include semiconductor manufacturers located throughout the United States, Europe and the Pacific Rim including Korea, Japan and Taiwan. Founded in 1981, the company is headquartered in Sunnyvale, California. For additional information visit Genus' web site at www.genus.com.
                                                                -------------
STRATAGEM, LYNX2(R) and LYNX3(TM) are trademarks of Genus, Inc.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements regarding the company's future financial and business performance. These forward-looking statements are subject to a number of risks and uncertainties. These contingencies include but are not limited to: actual customer orders received by the company, the extent to which ALD technology is demanded by the marketplace, the actual number of customer orders received by the company, the timing of final acceptance of products by customers, the financial climate and accessibility to financing, general conditions in the thin film equipment market and in the macro-economy, and the influence of global political events. Genus assumes no obligation to update this information. Additional risks and uncertainties are discussed in the Management's Discussion and Analysis of Results of Operations contained in Genus' Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission.

     COMPANY CONTACT:
     Shum Mukherjee
     Genus, Inc.
     Tel:  (408) 747-7120 Ext. 1311
     Email:  smukherjee@genus.com
             --------------------



- Tables to Follow -


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
                              GENUS, INC. AND SUBSIDIARIES
              CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                         (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                THREE MONTHS ENDED   SIX MONTHS ENDED

                                                     JUNE 30,            JUNE 30,
                                                  2003      2002      2003      2002
                                                --------  --------  --------  --------
Net sales. . . . . . . . . . . . . . . . . . .  $14,739   $ 6,743   $32,434   $16,334
Costs and expenses:
    Cost of goods sold . . . . . . . . . . . .   10,813     5,170    22,390    12,637
    Research and development . . . . . . . . .    1,981     1,767     4,094     3,952
    Selling, general and administrative. . . .    2,868     3,295     6,042     6,731
                                                --------  --------  --------  --------
Loss from operations . . . . . . . . . . . . .     (923)   (3,489)      (92)   (6,986)

Other income (expenses), net . . . . . . . . .     (435)      (32)     (858)     (287)
                                                --------  --------  --------  --------
Loss before income taxes . . . . . . . . . . .   (1,358)   (3,521)     (950)   (7,273)

Provision for income taxes . . . . . . . . . .        0        88         0        88
                                                --------  --------  --------  --------
Net loss . . . . . . . . . . . . . . . . . . .  $(1,358)  $(3,609)  $  (950)  $(7,361)
                                                ========  ========  ========  ========

Net loss per share:
    Basic. . . . . . . . . . . . . . . . . . .  $ (0.05)  $ (0.13)  $ (0.03)  $ (0.28)
    Diluted. . . . . . . . . . . . . . . . . .  $ (0.05)  $ (0.13)  $ (0.03)  $ (0.28)

Shares used in per share calculation - basic .   29,313    26,749    29,114    26,003
                                                ========  ========  ========  ========
Shares used in per share calculation - diluted   29,313    26,749    29,114    26,003
                                                ========  ========  ========  ========



                                    - more -


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
                                           GENUS, INC. AND SUBSIDIARIES
                               CONDENSED CONSOLIDATED BALANCE SHEETS    (UNAUDITED)
                                                  (IN THOUSANDS)


                                                                                         JUNE 30,    DECEMBER 31,
                                                                                           2003          2002
                                                                                        ----------  --------------
ASSETS
Current Assets:
  Cash and cash equivalents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  10,944   $      11,546
  Accounts receivable (net of allowance for doubtful
     accounts of $152 in 2003 and $69 in 2002) . . . . . . . . . . . . . . . . . . . .      7,817           7,505
  Inventories. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10,625          11,405
  Other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        947           1,336
                                                                                        ----------  --------------
    Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30,333          31,792
  Equipment, furniture and fixtures, net . . . . . . . . . . . . . . . . . . . . . . .      9,629           8,661
  Other assets, net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,289           1,057
                                                                                        ----------  --------------
    Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  41,251   $      41,510
                                                                                        ==========  ==============

LIABILITIES
Current Liabilities:
  Short-term bank borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   7,773   $       7,813
  Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4,037           6,498
  Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4,043           3,064
  Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5,241           2,713
  Customer advances. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          -           1,809
  Long-term liabilities, current portion . . . . . . . . . . . . . . . . . . . . . . .        260             245
                                                                                        ----------  --------------
    Total current liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     21,354          22,142

  Convertible notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5,491           5,301
  Long-term liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        116             270
                                                                                        ----------  --------------
    Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26,961          27,713
                                                                                        ----------  --------------


SHAREHOLDERS' EQUITY
Common stock, no par value:
  Authorized 100,000 shares on June 30, 2003; and 50,000 shares on December 31, 2002;
    Issued and outstanding 29,757 shares in
    2003 and 28,621 in 2002. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    125,310         123,890
  Accumulated deficit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (108,759)       (107,809)
  Note receivable from shareholder . . . . . . . . . . . . . . . . . . . . . . . . . .       (151)           (151)
  Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . .     (2,110)         (2,133)
                                                                                        ----------  --------------
    Total shareholders' equity . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14,290          13,797
                                                                                        ----------  --------------
    Total liabilities and shareholders' equity . . . . . . . . . . . . . . . . . . . .  $  41,251   $      41,510
                                                                                        ==========  ==============


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